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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) February 6, 1998
                                                         ----------------

                             PATTERSON ENERGY, INC.

             (Exact name of registrant as specified in its charter)


         DELAWARE                       0-22664                  75-2504748
(State or other jurisdiction          (Commission             (I.R.S. Employer
      of incorporation)               File Number)           Identification No.)



          4510 LAMESA HIGHWAY, SNYDER, TEXAS                            79549
       (Address of principal executive offices)                       (Zip Code)


                                 (915) 573-1104
              (Registrant's telephone number, including area code)


                                    No Change
          (Former name or former address, if changed since last report.)

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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         On February 6, 1998, the Registrant consummated the acquisition of Robertson Onshore Drilling Company ("Robertson"), a non-affiliated, privately-owned company based in Dallas, Texas, in consideration for approximately $40 million in cash. As previously announced, the two companies entered into an agreement in principle on December 29, 1997, and executed a definitive agreement of merger on January 20, 1998. The assets of Robertson consisted primarily of 15 drilling rigs and a yard and shop located in Liberty City, Texas. The $40 million purchase price was funded by the Registrant using cash on hand and proceeds provided by its $60 million credit facility with Norwest Bank Texas, N.A.

ITEM 5.  OTHER EVENTS.

         On February 10, 1998, the Registrant issued the following press release:


                 PATTERSON ENERGY, INC. COMPLETES ACQUISITION OF
                       ROBERTSON ONSHORE DRILLING COMPANY

SNYDER, TEXAS, February 10, 1998--PATTERSON ENERGY, INC. (NASDAQ/NM:PTEN) and Robertson Onshore Drilling Company ("Robertson") today announced that Patterson completed the acquisition of the outstanding common stock of Robertson on February 6, 1998. Robertson is a non-affiliated, privately-owned provider of contract drilling services to the oil and natural gas industry. As previously announced, the two companies entered into an agreement in principle on December 29, 1997 and executed a definitive agreement of merger on January 20, 1998.

In the transaction, Patterson acquired in consideration for $40 million in cash 15 fully operable drilling rigs, 10 of which are located in East Texas and five of which are located in Louisiana and Mississippi, and a yard and shop located in Liberty City, Texas. In addition to an increased drilling fleet, consummation of this acquisition expands Patterson's contract drilling operations into East Texas.

Patterson Energy, Inc., a Snyder, Texas based energy company, is one of the leading providers of domestic land drilling services to major and independent oil and gas companies and, to a lesser extent, is engaged in the development, exploration, acquisition and production of oil and natural gas. With the completion of the Robertson acquisition, Patterson now has 114 land-based drilling rigs (107 of which are currently operable).



ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a)      FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED.

                  It is impracticable for the Registrant to provide the required financial statements regarding the foregoing acquisition at this time. The required financial statements will be filed not later than 60 days after the date on which this Form 8-K must be filed.

         (b)      PRO FORMA FINANCIAL INFORMATION.

                  It is impracticable for the Registrant to provide the required pro forma financial information regarding the foregoing acquisition at this time. The required pro forma financial information will be filed not later than 60 days after the date on which this Form 8-K must be filed.


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(c) EXHIBITS.

2.1 Agreement and Plan of Merger, dated January 20, 1998, among Patterson Energy, Inc., Patterson Onshore Drilling Company and Robertson Onshore Drilling Company.(1)

99.1 Non-Competition Agreement, dated February 6, 1998, between and among Patterson Energy, Inc., Patterson Onshore Drilling Company, Patterson Drilling Company and Douglas Robertson.


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(1) Incorporated by reference to Item 7, "Financial Statements and Exhibits," of
Form 8-K dated January 23, 1998.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                     PATTERSON ENERGY, INC.




Date:  February 20, 1998                             /s/ James C. Brown
                                                     -------------------------
                                                     James C. Brown
                                                     Vice President-Finance


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                                  EXHIBIT INDEX


Exhibit Description                                                  Page Number
-------------------                                                  -----------

2.1 Agreement and Plan of Merger, dated January 20, 1998, among Patterson Energy, Inc., Patterson Onshore Drilling Company and Robertson Onshore Drilling Company.(1)

99.1 Non-Competition Agreement, dated February 6, 1998, between and among Patterson Energy, Inc., Patterson Onshore Drilling Company, Patterson Drilling Company and Douglas Robertson.



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(1) Incorporated by reference to Item 7, "Financial Statements and Exhibits," of
Form 8-K dated January 23, 1998.